                                                                     Exhibit 4.1

    [Form of common stock certificate of Cabot Microelectronics Corporation]

                         [CABOT MICROELECTRONICS LOGO]

              Incorporated Under the Laws of the State of Delaware


                                  COMMON STOCK


             NUMBER                                                SHARES

THIS CERTIFICATE IS TRANSFERABLE                               SEE REVERSE FOR
 IN BOSTON, MA OR NEW YORK, NY                               CERTAIN DEFINITIONS

                                                               CUSIP 12709P 10 3
   THIS CERTIFIES THAT
     is the owner of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF
                       CABOT MICROELECTRONICS CORPORATION

transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The shares represented hereby are issued and held subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and the By-Laws of the Corporation as now or hereafter amended to which the holder of this Certificate asserts by its acceptance.
     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ William C. McCarthy    Cabot Microelectronics            /s/ Matthew Neville
VICE PRESIDENT AND               Corporation                       PRESIDENT AND
CHIEF FINANCIAL OFFICER         Corporate Seal           CHIEF EXECUTIVE OFFICER
                                     1999
                                   Delaware

                          Countersigned and Registered
                         EquiServe Trust Company, N.A.
                          Transfer Agent and Registrar
                                 by [signature]
                              Authorized Signature
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                CABOT MICROELECTRONICS CORPORATION

     The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   -as tenants in common              UNIF GIFT MIN ACT-         Custodian
     TEN ENT   -as tenants by the entireties                       ---------          --------
     JT TEN    -as joint tenants with right of                       (Cust)            (Minor)
                survivorship and not as tenants                     under Uniform Gifts to Minors
                in common                                           Act
                                                                       -----------------------
                                                                               (State)
                                                   UNIP TRF MIN ACT-          Custodian (until age        )
                                                                     ---------                    --------
                                                                      (Cust)                       (Minor)
                                                                                under Uniform Transfers
                                                                     ----------
                                                                       (Minor)
                                                                     to Minors Act
                                                                                  -----------
                                                                                    (State)

        Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                 HEREBY SELL, ASSIGN AND TRANSFER UNTO
                   -----------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------
[                                 ]
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          SHARES
--------------------------------------------------------------------------
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

                                                                        ATTORNEY
------------------------------------------------------------------------
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION
WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
     ------------------

                  X
                   ------------------------------------------------------------
           NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE
                   NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


  Signature(s) Guaranteed:
                          --------------------------------------------------
                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANK, STOCKS/OPTIONS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.


This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Cabot Microelectronics Corporation and BankBoston, N.A., dated as of March 24, 2000 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Cabot Microelectronics Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Cabot Microelectronics Corporation will mail to the holder of the certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and certain related persons, whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.